EXHIBIT 23.1





                          INDEPENDENT AUDITOR'S CONSENT





         We consent to the incorporation by reference in Registration Statement No. 333-49196 on Form S-8 of American River Holdings of our report dated February 4, 2004 appearing in this Annual Report on Form 10-K of American River Holdings for the year ended December 31, 2003.



                                                 /s/ PERRY-SMITH LLP



Sacramento, California
March 18, 2004


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